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                                                                   EXHIBIT 10.30

                   AMENDMENT TO WARRANT AGREEMENT AND WARRANT

     This Amendment ("Amendment") dated as of February 7, 2001, is entered into among LEXAR MEDIA, INC. (the "Company"), ACCESS TECHNOLOGY PARTNERS, L.P. ("Access") and CHASE SECURITIES, INC. ("Chase", and, with Access, the "Initial Holders"), with reference to the following facts:

     A. The parties are parties to that certain Warrant Agreement dated as of June 30, 2000 (the "Warrant Agreement"). Pursuant to the Warrant Agreement, the Company has issued Warrants to each of the Initial Holders (collectively, the "Warrants"). (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Warrant Agreement.)

     B. Access and the Company are parties to that certain Credit Agreement dated as of June 30, 2000 and (with a subsidiary of the Company) that certain Forbearance Agreement dated as of February 7, 2001 (the "Access Forbearance Agreement").

     C. The Company and The Chase Manhattan Bank, as administrative agent and the several banks and other financial institutions or entities from time to time parties thereto, are parties to that certain Credit Agreement, dated as of June 30, 2000 and that certain Amendment thereto dated as of December 31, 2000 (the "Chase Amendment").
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     D.   Pursuant to that Access Forbearance Agreement and the Chase Amendment, the parties desire to amend the Warrants and the Warrant Agreement, as herein set forth.

     The Parties agree as follows:

     1. Warrant Price--Warrant Agreement. The portion of Section 1.1 of the Warrant Agreement, which presently reads "'Exercise Price' means $8.00 per Warrant Share, subject to adjustment from time to time in the manner provided in
Article V." is amended to read:

          "'Exercise Price' means $1.44 per Warrant Share, subject to adjustment from time to time in the manner provided in
          Article V."

     2. Warrant Price--Warrant. The portion of the first paragraph of the Warrant, which presently reads "at the price of $8.00 per Share (as adjusted pursuant to the Warrant Agreement . . . " is amended to read:

          "at the price of $1.44 per Share (as adjusted pursuant to the Warrant Agreement . . ."

     3. Rule 144. The Company acknowledges and agrees that, for the purpose of determining the holding period of the Warrant pursuant to subsection (d) of Rule 144 under the Securities Act of 1933, as amended, the modification of the Exercise Price pursuant to this Amendment constitutes a "recapitalization" or "conversion" within the meaning of Rule 144(d)(3)(i) and (ii), respectively, and that the Warrant, as modified hereby, is deemed to have been acquired as of June 30, 2000. Notwithstanding anything to the contrary in the Warrant

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Agreement or the Warrant, the Company shall not require any opinion of counsel with respect to the foregoing in connection with any sale or other transfer of the Warrant or the Warrant Shares

     4. General Provisions. This Amendment shall be governed by the internal laws of the State of California. This Amendment, the Warrant Agreement, the Warrants, and the other written documents and written agreements between and among the parties set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Warrant Agreement and the Warrants and the other written documents and written agreements between and among the parties shall continue in full force and effect and the same are hereby ratified and confirmed. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER DOCUMENTS OR AGREEMENTS REFERRED TO HEREIN AND FOR ANY COUNTERCLAIM RELATING THERETO.


Company:                                Access:

LEXAR MEDIA, INC.                       ACCESS TECHNOLOGY PARTNERS, L.P.


By_______________________________
Name:____________________________       By_______________________________
Title:  Chairman, President or          Name:____________________________
Vice-President                          Title____________________________


Chase:

CHASE SECURITIES, INC.



By_______________________________
Name:____________________________
Title____________________________


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